SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)       April 23,1998

                        MILESTONE PROPERTIES, INC.
              (Exact Name of Registrant as Specified in Charter)



       Delaware                       1-10641                  65-0158204
(State or Other Jurisdiction        (Commission             (IRS Employer
   of Incorporation)                 File Number)            Identification No.)



150 E. Palmetto Park Road, 4th Floor, Boca Raton, Florida                33432
      (Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code  (561) 394-9533


         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.                 OTHER EVENTS.

     Reference is made to (i) the disclosures in "Item 3 - Legal Proceedings" of the Annual Report on Form 10-K for the year ended December 31, 1997 of Milestone Properties, Inc. (the "Registrant"), a Delaware corporation, filed with the Securities and Exchange Commission (the "SEC") on March 30, 1998, in connection with, and describing, a certain purported derivative and class action lawsuit (John Winston v. Leonard S. Mandor, Robert A. Mandor, Joan LeVine, Harvey Jacobson, Gregory McMahon, Geoffrey Aaronson, Milestone Properties, Inc. and Concord Assets Group, Inc.) (the "Winston Action") pending in the Court of Chancery of the State of Delaware (the "Delaware Court") against the Registrant and certain of its directors, (ii) the Registrant's Current Report on Form 8-K (the "November Form 8-K") which was filed with the SEC on November 12, 1997 in connection with the parties to the Winston Action having entered into a certain stipulation and agreement of settlement (the "Settlement Agreement") on October 30, 1997, and (iii) the Settlement Agreement, a copy of which was filed as
Exhibit 2 to the November Form 8-K.

     Counsel for the plaintiff in the Winston Action has advised the Registrant that the plaintiff will not proceed with the Settlement Agreement. The
Registrant's counsel has advised the Delaware Court that the Settlement Agreement has been terminated and that the parties will resume litigation of the Action which is currently on appeal.



ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

1.              Milestone Properties, Inc. Press Release, dated April 23, 1998.

                                           SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     MILESTONE PROPERTIES, INC.


                                     By: /s/  Patrick S Kirse
                                        ------------------------
                                        Patrick S. Kirse
                                        Vice President of Accounting
                                        (Principal Accounting Officer)

Date:  April 28, 1998

                                                   EXHIBIT INDEX


Exhibit                                          Description

99.1                                           Milestone Properties, Inc. Press
                                               Release, dated April 23, 1998

Exhibit 99.1
--------------

PRESSRELEASE
Milestone Properties, Inc.o  150 Palmetto Park Road o  Boca Raton, FL 33432 o
 (561) 394-9533 o  Fax: (561) 392-8311



For Immediate Release

Date:             April 23, 1998
Contact:          Karen Renza, Director of Stockholder Services
Phone:            (561) 394-9533
Fax:              (561) 392-8311


Boca Raton, Florida--Milestone Properties, Inc. (NYSE: MPI/MPI PRA) announced today that the plaintiffs in a purported class action lawsuit pending in the Court of Chancery of the State of Delaware against the Company and certain of its directors have advised the Company that they will not proceed with a previously announced settlement agreement. The Company's counsel has advised the court that the proposed settlement agreement has been terminated and that the parties will resume litigation of the matter which is currently on appeal.

The Company, directly and through its wholly owned subsidiaries, is engaged in the business of owning, acquiring, managing, developing and investing in real estate and real estate related assets.